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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 30, 2000
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                                BRIGHTPOINT, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                   0-23494                    35-1778566
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(State or other              (Commission                 (IRS Employer
jurisdiction of              File Number)              Identification No.)
incorporation)


6402 Corporate Drive, Indianapolis, Indiana 46278
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(Address of principal executive offices)   (zip code)


Registrant's telephone number, including area code (317) 297-6100
                                                   --------------


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(Former name or former address, if changed since the last report)


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Item 5. Other Events.

On October 30, 2000 Brightpoint, Inc. issued a press release announcing that it had adopted a plan to purchase in the open market and/or in privately negotiated transactions, up to 130,000 of its outstanding convertible subordinated zero-coupon bonds due 2018. The information contained in such press release is incorporated herein by reference to the copy of the press release filed as
Exhibit 99.2 to this Current Report on Form 8-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b) Not Applicable

(c)  Exhibits.

     99.1 Cautionary statements.

     99.2 Brightpoint, Inc. press release dated October 30, 2000.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BRIGHTPOINT, INC.


                                   By  /s/ Steven E. Fivel
                                       ----------------------------------
                                       Steven E. Fivel, Executive Vice-
                                       President and General Counsel


Dated:  October 30, 2000



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